EXHIBIT 10.16
                             BOSTON BIOMEDICA, INC.

                           EMPLOYEE STOCK OPTION PLAN


        1. Purpose. The purpose of this Boston Biomedica, Inc. Employee Stock Option Plan (the "Plan") is to provide increased incentives to employees of Boston Biomedica, Inc. and its Parent and Subsidiaries, if any (referred to, unless the context otherwise requires, as the "Corporation") to remain affiliated with the Corporation, to promote the success of the Corporation's business, to encourage new employees to become affiliated with the Corporation and to associate more closely the interests of such persons with those of the Corporation through the granting of options to acquire the capital stock of the Corporation.

        2. Definitions. As used herein, the following terms will have the indicated meaning:

        "Board" means the "Board of Directors" of the Corporation.

        "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

        "Committee" means the Committee of the Board as described in Section 4.

        "Corporation" means Boston Biomedica, Inc.

        "Fair Market Value" means, on the date for which the Fair Market Value is to be determined, the closing price of the Corporation's Stock on the New York Stock Exchange, American Stock Exchange or such other national securities exchange or the National Association of Securities Dealers Automated Quotation System on which the Stock is then traded, or if no such price is available or if the Stock is not then so traded, the fair market value reasonably determined by the Committee in good faith.

        "Incentive Stock Option" means any Option issued hereunder which is treated as an Incentive Stock Option under Section 422 of the Code.

        "Option" means the contractual right to purchase shares of Stock upon specified terms pursuant to this Plan.

        "Parent" has the meaning specified for "Parent Corporation" in Section 424(e) of the Code.

        "Permanent and Total Disability" has the meaning specified for permanent and total disability in Section 22(e)(3) of the Code.

        "Plan" means this Boston Biomedica, Inc. Employee Stock Option Plan.






        "Employees" means all those persons who are employed by the Corporation for a minimum of 20 hours per week.

        "Stock" means the Common Stock, $.01 par value, of the Corporation.

        "Subsidiary" has the meaning  specified for "Subsidiary  Corporation" in
Section 424(f) of the Code.

        "Ten Percent Stockholder" means an individual who directly or indirectly owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Corporation or any Parent or Subsidiary at the time an Incentive Stock Option is granted under this Plan.

        3. Stock Subject to the Plan. The aggregate number of shares of the Corporation's Stock that may be issued and sold under the Plan shall be 1,500,000 shares. The shares of Stock to be issued upon exercise of Options granted under this Plan shall be made available, at the discretion of the Board of Directors, from (i) authorized but unissued shares, (ii) shares previously reserved for issuance upon exercise of Options which have expired or been terminated, or (iii) treasury shares and shares reacquired by the Corporation for this purpose, including shares purchased in the open market. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall become available for grant under additional Options under the Plan so long as it shall remain in effect.

        4.      Administration of the Plan.

        (a) The Plan shall be administered by the Committee. The Committee shall consist of at least one member appointed by the Board, and such member shall serve at the pleasure of the Board. The Board may from time to time appoint additional members of the Committee or remove members and appoint new members in substitution for those previously appointed and fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. At such time as any class of equity security of the Corporation is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), (i) the Committee shall consist of at least two members of the Board and (ii) no member of the Committee while a member thereof shall be eligible to participate in the Plan, nor may any person be appointed to the Committee unless he or she was not eligible to participate in the Plan or any other plan of the Corporation at any time within the one-year period immediately prior to such appointment as provided in Rule 16b-3 promulgated under the Act.

        (b) Subject to the express provisions of this Plan and provided that all actions taken shall be consistent with the purposes of the Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those Employees of the Corporation to whom Options shall be granted under the Plan; (ii) determine the number of shares of Stock subject to and the form of Options to be granted to such Employees; (iii) amend the number of shares



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covered by and the form of the Options to be granted; (iv) determine the time or times when Options shall be granted; (v) establish the terms and conditions upon which Options may be exercised and/or transferred; (vi) establish the terms and conditions, if any, upon which the shares of Stock issuable upon exercise of Options may be transferred, including, but not limited to the return of such shares to the Corporation upon the occurrence of certain events; (vii) alter any restrictions or conditions upon Options and/or the shares of Stock issuable upon exercise of Options; and (viii) adopt rules and regulations, establish, define
and/or   interpret  any  other  terms  and   conditions,   and  make  all  other
determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of the Plan.

        (c) In making its determinations hereunder, the Committee shall take into account the nature of the services rendered or to be rendered by the Employees, their present and potential contributions to the success of the Corporation, and such other factors as the Committee, in its discretion, shall deem relevant in order to accomplish the purposes of the Plan.

        5. Eligibility. Options may be granted only to persons who are Employees as defined in Section 2 of this Plan.

        6.      Terms of Options and Limitations Thereon.

        (a) General. Any Option granted under this Plan shall be evidenced by a written agreement between the Corporation and the Option holder and shall be upon such terms and conditions not inconsistent with this Plan as the Committee may determine. The Committee shall designate, at the time of the grant, whether the Option is an Incentive Stock Option. If the Option is not intended to be an Incentive Stock Option, but otherwise qualifies as an Incentive Stock Option under the Code, such agreement shall include the following, or a similar statement: "This Stock Option is not intended to be an Incentive Stock Option, as that term is described in Section 422 of the Internal Revenue Code of 1986, as amended."

        (b) Price. The price at which any shares of Stock may be purchased pursuant to the exercise of an Option shall be for any lawful consideration determined by the Committee, but not less than par value, and, in the case of any Incentive Stock Option, such purchase price shall not be less than the Fair Market Value of the Stock on the date of the grant of the Option (or, in the case of Ten Percent Stockholders, 110% of the Fair Market Value on such date), without regard to any restrictions other than those restrictions which by their terms will never lapse.

        (c) Period of Option. Each Option granted under this Plan shall continue in effect for such period as the Committee shall determine, provided that no Incentive Stock Option, or installment thereof, may be exercisable subsequent to ten years from the date of grant (five years from the date of grant in the case of Incentive Stock Options issued to Ten Percent Stockholders). No Incentive Stock Option shall be exercisable beyond three months after the date upon which the Incentive Stock Option holder ceases to be an employee of the Corporation, except that the Committee may provide in the Incentive Stock Option that in the event of termination of employment by reason of death or Permanent and Total Disability of the holder, the Incentive Stock Option may be exercised by the holder or his or her estate for a period of up


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to one year after  termination of employment.  The Committee may provide for the termination of any Option upon termination of the Option holder's affiliation with the Corporation.

        (d) Non-Assignability. No Option or right or interest in an Option shall be assignable or transferable by the holder except by will or the laws of descent and distribution. During the lifetime of the holder, an Option shall be exercisable only by him or her.

        (e) Other Restrictions. At the discretion of the Committee, any Options granted and the shares of Stock issuable upon exercise of Options may be subject to restrictions on vesting or transferability or to risk of forfeiture upon the happening of such events as the Committee may determine, any of which may be accelerated or waived in the Committee's sole discretion.

        7. One Hundred Thousand Dollar Limitation. To the extent that the aggregate Fair Market Value of Stock with respect to which any incentive stock options of the Corporation issued under this Plan or any other plan of the Corporation (determined without regard to this Section) are exercisable for the first time by any holder during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Options which are not Incentive Stock Options. For the purpose of this limitation, Options shall be taken into account in the order granted, and the Committee may designate that portion of any Incentive Stock Option that shall be treated as not an Incentive Stock Option in the event that the provisions of this Section apply to a portion of any Option, unless otherwise required by the Code or regulations of the Internal Revenue Service. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise. For the purpose of this Section, Fair Market Value shall be determined as of the time the Option with respect to which such Stock is granted.

        8.      Exercise of Options; Payment.

        (a) Options may be exercised in whole or in part at such time and in such manner as the Committee may determine and as shall be prescribed in the written agreement with each holder.

        (b) The purchase price of shares of Stock upon exercise of an Option shall be paid by the Option holder in full upon exercise and may be paid (i) in cash, (ii) by delivery of shares of Stock (valued at Fair Market Value at the date of purchase of the shares of Stock subject to the Option), or (iii) any combination of cash and Stock, as the Committee may permit. The Committee also may allow the cashless exercise of Options, subject to applicable law.

        9.      Stock Adjustments.

        (a) If the Corporation is a party to any merger or consolidation, any purchase or acquisition of property or stock, or any separation, reorganization or liquidation, the Board of Directors (or if the Corporation is not the surviving corporation, the board of directors of the surviving corporation) shall have the power to make arrangements, which shall be binding upon


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the holders of unexpired  Options,  for the  substitution of new Options for, or the assumption by another corporation of, any unexpired Options then outstanding hereunder.

        (b) If by reason of recapitalization, reclassification, stock split-up, combination of shares, separation (including a spin-off) or dividend on the Stock payable in Stock, the outstanding shares of Stock of the Corporation are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation, the Board of Directors shall conclusively determine the appropriate adjustment in the exercise prices of outstanding Options and in the number and kind of shares as to which outstanding Options shall be exercisable.

        (c) In the event of a  transaction  of the type  described in paragraphs
(a) and (b) above, the total number of shares of Stock on which Options may be granted under this Plan shall be appropriately adjusted by the Board of Directors.

        10. No Rights Other Than Those Expressly Created. No Employee of the Corporation or other person shall have any claim or right to be granted an Option hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Option holder any right to be retained in the employ of the Corporation, (ii) giving any Option holder an equity or interest of any kind in any assets of the Corporation, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. As to any claim for any unpaid amounts under this Plan, any person having a claim for payments shall be an unsecured creditor. No Option holder shall have any of the rights of a stockholder with respect to shares of Stock covered by an Option until such time as the Option has been exercised and shares of Stock have been issued to such person.

        11.     Miscellaneous.

        (a) Withholding of Taxes. Pursuant to applicable Federal, state, local or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of an Option to, or exercise of an Option by, a holder. The Corporation may require, as a condition to the exercise of an Option, that the recipient pay the Corporation, at such time as the Committee or the Corporation determines, the amount of any taxes which the Committee or the Corporation may determine is required to be withheld or collected. In its discretion, the Corporation may withhold shares of Stock to be received upon exercise of an Option if it deems this an appropriate method for withholding or collecting taxes.

        (b) Legal and Other Requirements. Upon exercise of an Option, the holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the shares of Stock in compliance with the provisions of applicable Federal or state securities laws. The Corporation, in its discretion, may postpone the issuance and delivery of shares of Stock upon any exercise of an Option until completion of such registration or other qualification of such shares under any Federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. The Committee may require that prior to the issuance or transfer of Stock


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upon  exercise of an Option,  the  recipient  enter into a written  agreement to comply with any restrictions on subsequent disposition that the Committee or the Corporation deems necessary or advisable under any applicable law, regulation or official interpretation thereof. No shares of Stock shall be issued upon exercise of Options unless and until the Corporation is satisfied, in its sole
discretion,   that  there  has  been  compliance  with  all  legal  requirements applicable to the issuance of such shares. Certificates of Stock issued hereunder may be legended to reflect such restrictions.

        (c) Indemnity. Neither the Board of Directors nor the Committee, nor any members of either, nor any employees of the Corporation, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Corporation hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Corporation in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

        12.     Effective Date; Amendment; Termination.

        (a) The effective date of this Plan shall be the date of adoption by the Board of Directors; provided, however, that the Plan is subject to the approval of the stockholders at the next meeting of stockholders of the Corporation and within twelve months from the effective date of this Plan.

        (b) The date of grant of any Option granted hereunder shall be the date upon which such Option shall be voted by the Committee, unless the vote expressly otherwise provides.

        (c) The Board of Directors of the Corporation may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part; provided, however, that the Board of Directors may not materially increase the benefits accruing to participants in the Plan, materially increase the number of shares of Stock reserved for purposes of this Plan other than pursuant to an adjustment under Section 9, or materially modify the requirements as to eligibility for participation in this Plan without stockholder approval.

        (d) Without amending this Plan, except to the extent required by the Code in the case of Incentive Stock Options, the Committee may modify grants made to participants who are foreign nationals or otherwise employed outside the United States so as to recognize differences in local law, tax policy or custom.

        (e) Except as provided herein, no amendment, suspension or termination of this Plan may affect the rights of any person to whom an Option has been granted without such person's consent.

        (f) Stockholder approval of this Plan or any amendment requiring stockholder approval under paragraph (c) shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders unless a


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greater  vote is required by state or federal law.  Stockholder  approval may be obtained by written consent or other means permitted by applicable state law.

        (g) This Plan shall terminate ten (10) years from the earlier of the date of stockholder approval of the Plan or its effective date, and no Option shall be granted under this Plan thereafter, but such termination shall not affect the validity of Options granted prior to the date of termination.

        (h) This Plan and all Options granted hereunder shall be governed by the law of the state in which the Corporation is incorporated.

Date of Board of Director Adoption:  March 29, 1994

Date of Stockholder Approval:  June 29, 1994

                                  A true copy.

                                  ATTEST:


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                                  Clerk